Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated November 1, 2016 to the

Blackstone Alternative Multi-Strategy Fund

Prospectus and Statement of Additional Information,

each dated July 28, 2016

Removal of Sub-Adviser

Effective as of December 16, 2016, Rail-Splitter Capital Management, LLC (“Rail-Splitter”) will no longer serve as a sub-adviser to the Fund. The Fund’s assets managed by Rail-Splitter will be re-allocated by Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, to the Fund’s other sub-advisers or BAIA may manage such assets directly. Therefore, all references to Rail-Splitter in the Fund’s Prospectus and Statement of Additional Information are hereby removed.

Shareholders should retain this Supplement for future reference.